UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

411 Theodore Fremd Ave., Suite 132

Rye, NY 10580

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

411 Theodore Fremd Ave., Suite 132

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

    The first half of our 13th fiscal year ended on August 31, 2011, in the midst of a market sell-off. Although stocks have recovered (during October), we remain mindful of the bear market that ended in 2009 and the need to invest defensively. Our results for the six months ended August 31 included the following highlights:

...Net investment income (dividends and interest, less expenses) totaled $372,548, up from $340,531 a year earlier. This year, there have been no dividend cuts, so we have been able to add to our holdings that have a history of strong (and growing) dividends.

...Gross dividends received totaled $543,668 during the six-month period, up from $504,823 last year, and we believe that we should record our fourth straight fiscal year (ending February 28, 2012) with more than $1 million in dividends received.

...Our expense ratio declined from 0.89% (for the fiscal year ended February 28, 2011) to 0.84% (for the six months ended August 31, 2011). The divisor for this ratio is average net assets, which ranged between $37.2 million and over $42.4 million during this period. Current (or higher) levels of net assets would result in an expense ratio of 1% or less—which is what we expect when the current fiscal year ends.

    In September, the editors of the Moneypaper replaced four Index components, which were not yet reflected by the fund's holdings listed in the pages that follow. The new components – Comcast, Owens & Minor, PepsiCo, and Waste Management – all represent leadership in their respective industries, and we expect that they should improve the portfolio. As previously mentioned, we plan to limit our top holdings to 3% of total assets and are systematically adding to companies that represent 1% or less of total assets. We think this approach should lead to both decreased risk and lower volatility, while allowing us to build our dividend base.

    As you are aware, a special shareholder meeting took place on September 19 to consider the approval of a new agreement with Moneypaper Advisors Inc. Of those voting, 98.61% approved the agreement (Proposal 1) and 92.22% approved the payment of the advisory fees (Proposal 2). (See Note 8 to Financial Statements for additional details.) We thank you for your support and once again congratulate DRIPX shareholders for their restraint during the recent market sell-off. We urge you to join us in funding your account(s), either through dollar-cost averaging or periodic purchasing as we seek to take advantage of the ongoing potential opportunities afforded by the stock market.

<signed>Vita Nelson and David Fish, co-managers

<October 20, 2011>

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

Dollar-cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities; the investor should consider his/her financial ability to continue purchases through periods of low price levels. Dollar-cost averaging  does not assure a profit and do not protect against loss in declining markets.

MP63 Fund
August 31, 2011 (Unaudited)
The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The MP63 Fund, Inc.

		Schedule of Investments
	August 31, 2011 (Unaudited)
Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 99.32%

Aerospace/Aircrafts/Defense - 3.39%
4,400	Boeing Co.	$ 294,184
9,300	Raytheon Co.	402,039
7,700	Unitied Technologies Corp.	571,725
		1,267,948
Auto Parts-Retail/Wholesale - 1.68%
11,400	Genuine Parts Co.	627,228

Banks - 4.63%
40,600	Bank of America Corp.	331,702
15,400	Bank of New York Mellon Corp.	318,318
25,600	BB&T Corp.	570,624
22,100	US Bancorp	512,941
		1,733,585
Beverages - 1.69%
9,000	Coca-Cola Co.	634,050

Chemicals- Diversified - 1.52%
27,300	RPM International, Inc.	568,932

Chemicals - Specialty - 2.05%
7,800	Praxair, Inc.	768,222

Commercial Services - 2.13%
14,900	Ecolab, Inc.	798,640

Computer- Mini/Micro - 0.98%
14,100	Hewlett-Packard Co.	367,023

Containers- Paper/Plastic - 1.32%
15,900	Bemis Co., Inc.	493,854

Cosmetics & Personal Care - 3.24%
23,400	Avon Products, Inc.	527,904
7,600	Colgate-Palmolive Co.	683,772
		1,211,676
Diversified Operations - 6.07%
7,100	3M Co.	589,158
27,500	Corning, Inc.	413,325
13,500	Fortune Brands, Inc.	771,120
30,600	General Electric Co.	499,086
		2,272,689
Electronic Equipment - 1.50%
12,100	Emerson Electric Co.	563,255

Electronic- Semiconductors - 2.09%
38,800	Intel Corp.	781,044

Finance- Investment Management - 1.54%
4,800	Franklin Resources, Inc.	575,616

Financial Services - 2.94%
22,800	H&R Block, Inc.	344,736
28,000	Paychex, Inc.	755,440
		1,100,176
Food- Misc. Preparation - 3.86%
10,200	Archer Daniels-Midland Co.	290,496
21,200	ConAgra Foods, Inc.	517,704
23,100	Hormel Foods Corp.	637,791
		1,445,991
General Household Products - 1.42%
8,600	Stanley Black & Decker, Inc.	533,028

Insurance- Life/Property/Casual - 2.86%
14,300	AFLAC, Inc.	539,396
10,500	Travelers Companies, Inc.	529,830
		1,069,226
Leisure Products - 2.11%
7,200	Polaris Industries, Inc.	791,064

Machinery - Const./Mining/Farming - 4.28%
22,500	Amcol International Corp.	654,750
3,200	Caterpillar, Inc.	291,200
8,100	Deere & Co.	654,642
		1,600,592
Machinery- Electrical Equipment - 5.39%
10,600	Dover Corp.	609,712
22,700	Johnson Controls, Inc.	723,676
15,600	Tennant Company	685,776
		2,019,164
Manufacturing - 3.20%
14,700	Illinois Tool Works, Inc.	684,138
15,000	Pentair, Inc.	514,800
		1,198,938
Medical/Dental-Supplies - 1.41%
6,500	Becton Dickinson & Co.	528,970

Medical Instruments/Products - 2.05%
21,900	Medtronic, Inc.	768,033

Medical Drugs - 4.21%
13,000	Abbott Laboratories	682,630
13,600	Johnson & Johnson Services, Inc.	894,880
		1,577,510
Metal Ores-Gold/Non Ferrous - 0.97%
17,800	Arch Coal, Inc.	361,518

Oil & Gas- International - 1.62%
8,200	Exxon Mobil Corp.	606,964

Paper & Paper Products - 1.87%
10,100	Kimberly Clark Corp.	698,516

Retail- Variety Stores - 1.70%
8,100	Costco Wholesale Corp.	636,174

Retail/Wholesale- Building Products - 1.75%
19,600	Home Depot, Inc.	654,248

Services-Prepackaged Software - 2.31%
32,500	Microsoft Corp.	864,500

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.26%
7,400	Proctor & Gamble Co.	471,232

Telecommunications Services - 3.20%
18,200	AT&T, Inc.	518,336
18,800	CenturyLink, Inc.	679,620
		1,197,956
Textile- Apparel/Mill Products - 1.91%
6,100	VF Corp.	714,066

Transportation- Equipment/Leasing - 1.33%
10,600	Ryder Systems, Inc.	499,048

Transportation- Railroads - 1.62%
6,596	Union Pacific Corp.	607,953

Utility- Electric - 7.13%
31,700	Duke Energy Corp.	599,447
14,200	Edison International	528,098
42,200	MDU Resources Group, Inc.	900,548
11,300	NextEra Energy, Inc.	640,936
		2,669,029
Utility-Gas Distribution - 3.14%
9,000	National Fuel Gas Co.	552,150
15,500	SCANA Corp.	623,410
		1,175,560
Utility- Water - 1.95%
32,900	Aqua America, Inc.	726,432

TOTAL FOR COMMON STOCK (Cost $ 32,679,070) - 99.32%		37,179,650

CASH & EQUIVALENTS - 0.67%
251,705	Fidelity Money Market Portfolio Select Class (Cost $251,705) 0.06%**	251,705

	TOTAL INVESTMENTS - 99.91% (Cost $32.930,775) (Note 4)	37,431,355

	OTHER ASSETS LESS LIABILITIES - 0.01%	4,259

	NET ASSETS - 100.00%	$ 37,435,614

** Variable rate security; the money market rate shown represents the yield at August 31, 2011.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2011 (Unaudited)

Assets
Investments at Market Value (Cost $32,930,775)	$ 37,431,355
Receivables
Dividends and Interest	108,800
Shareholder Subscriptions	1,605
Prepaid Expenses	28,334
Total Assets	37,570,094
Liabilities
Other Accrued Expenses	21,674
Shareholder Redemptions	19,526
Accrued Administrative Fees (Note 3)	11,004
Accrued Management Fees (Note 3)	82,276
Total Liabilities	134,480

Net Assets	$ 37,435,614

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 3,,232,285 shares issued and outstanding	$ 3,232
Additional Paid in Capital	33,110,828
Accumulated Undistributed Net Investment Income	470,132
Realized Loss on Investments - Net	(649,158)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	4,500,580
Net Assets	$ 37,435,614

Net Asset Value and Offering Price ($37,435,614/3,232,285)	$ 11.58

Redemption Price Per Share ($11.58 x .99)*	$ 11.46

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The MP63 Fund, Inc.

Statement of Operations
For the six months ended August 31, 2011 (Unaudited)

Investment Income:
Dividend Income	$ 543,668
Interest Income	223
Total Investment Income	543,891
Expenses:
Investment advisor fees (Note 3)	71,182
Administration fees (Note 3)	27,740
Fund servicing expense	21,173
Registration fees	12,501
Insurance expense	3,928
Printing and postage expense	4,515
Compliance fees	6,050
Miscellaneous expense	1,328
Custody fees	4,076
Legal fees	8,288
Director fees	3,152
Audit fees	7,410
Total Expenses	171,343

Net Investment Income	372,548

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(17,751)
Unrealized Depreciation on Investments	(3,086,686)
Net Realized and Unrealized Loss on Investments	(3,104,437)

Net Decrease in Net Assets from Operations	$ (2,731,889)

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets
	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	August 31, 2011	February 28, 2011
From Operations:
Net Investment Income	$ 372,548	$ 675,478
Net Realized Gain (Loss) on Investments	(17,751)	382,906
Net Unrealized Appreciation (Depreciation)	(3,086,686)	5,207,071
Increase (Decrease) in Net Assets from Operations	(2,731,889)	6,265,455

From Distributions to Shareholders:
Net Investment Income	-	(653,859)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	-	(653,859)

From Capital Share Transactions
Proceeds From Sale of Shares	1,182,211	2,238,367
Shares Issued on Reinvestment of Dividends	-	651,404
Cost of Shares Redeemed
(net of redemption fees $107 and $3,263, respectively)	(2,353,016)	(3,644,425)
Net Decrease from Shareholder Activity	(1,170,805)	(754,654)

Net Increase (Decrease) in Net Assets	(3,902,694)	4,856,942

Net Assets at Beginning of Year	41,338,308	36,481,366
Net Assets at End of Year (Including Undistributed Net
Investment Income of $470,132 and $97,477, respectively)	$ 37,435,614	$ 41,338,308

Share Transactions:
Issued	98,176	198,097
Reinvested	-	54,374
Redeemed	(191,937)	(322,699)
Net decrease in shares	(93,761)	(70,228)
Shares outstanding beginning of year	3,326,046	3,396,274
Shares outstanding end of year	3,232,285	3,326,046

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	For the		For the		For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		February 28, 2011		February 28, 2010		February 28, 2009		February 29, 2008		February 28, 2007
Net Asset Value -
Beginning of Period	$ 12.43		$ 10.74		$ 6.91		$ 12.10		$ 13.36		$ 12.48

Net Investment Income	0.11		0.20		0.20		0.22		0.18		0.17
Net Gains or Losses on Securities (realized and unrealized)	(0.96)		1.69		3.85		(5.20)		(0.51)		1.12
Total from Investment Operations	(0.85)		1.89		4.05		(4.98)		(0.33)		1.29

Early Redemption Fees	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.01

Distributions (From Net Investment Income)	0.00		(0.20)		(0.22)		(0.21)		(0.19)		(0.17)
Distributions (From Capital Gains)	0.00		0.00		0.00		0.00		(0.74)		(0.25)
Total Distributions	0.00		(0.20)		(0.22)		(0.21)		(0.93)		(0.42)

Net Asset Value -
End of Period	$ 11.58		$ 12.43		$ 10.74		$ 6.91		$ 12.10		$ 13.36

Total Return (a)	(6.76)%		17.65%		58.49%		(41.49)%		(3.08)%		10.40%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	37,436		41,338		36,481		23,497		39,992		41,137
Ratio of Expenses to Average Net Assets	0.84%	**	0.89%		0.98%		0.96%		0.88%		0.97%
Ratio of Net Income to Average Net Assets	1.83%	**	1.78%		2.09%		2.04%		1.34%		1.28%
Portfolio Turnover Rate	3.47%		6.39%		14.73%		10.66%		4.75%		25.90%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

** Annualized

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2011 (Unaudited)

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2011:

(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$37,179,650	-	-	$37,179,650
Short-Term Investments	251,705	-	-	251,705
Total	$37,431,355	-	-	$37,431,355

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  There are no unrecognized tax benefits in the accompanying financial statements in connection with tax positions taken by the Fund.  The Fund’s tax returns are subject to examination by the Internal Revenue Service for a period of three years.  There are currently no open tax years prior to February 28, 2008.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the six months ended August 31, 2011, the Advisor earned fees of $71,182.  At August 31, 2011 the Fund had accrued, but not paid $82,276 in advisory fees to the Advisor because of a lapse in the Advisor’s federal registration.  As of August 31, 2011, the Fund was soliciting shareholder approval of a new Management Agreement, which is identical in all material respects to the existing Management Agreement, and seeking shareholder approval of the payment of the accrued but unpaid advisory fees to the Adviser.  Additional information regarding the shareholder meeting is provided in Note 8.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $27,740 during the six months ended August 31, 2011.  At August 31, 2011, the Fund owed $11,004 for administrative services.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $42,000 for services rendered based on the Fund’s current asset size.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Director an annual retainer of $2,000.  For the six months ended August 31, 2011 the Fund incurred $3,152 in director fees.

The Chief Compliance Officer is paid $1,000 per month.  For the six months ended August 31, 2011 the Chief Compliance Officer expenses incurred to the Fund amounted to $6,050.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2011, purchases and sales of securities, excluding short-term investments, aggregated $1,403,929 and $1,932,903, respectively. Cumulative unrealized appreciation amounted to the follow: Unrealized appreciation $7,776,968 Unrealized depreciation (3,276,388), Net unrealized appreciation $4,500,580.

For Federal income tax purposes, the cost of investments owned at August 31, 2011 was $32,930,775.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 28, 2011, the components of net assets on a tax basis were as follows: Ordinary income $97,477, Long term loss $(631,407) Unrealized appreciation $10,132,399 Unrealized depreciation $(2,545,133)

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows:

Distributions paid from: Ordinary income $721,011, Long term capital gains 0

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows:

Distributions paid from: Ordinary income $653,859 Long term capital gains 0

An Ordinary income distribution of $0.2151 per share was paid out on December, 30, 2009.

An Ordinary income distribution of $0.1981 per share was paid out on December, 30, 2010.

There was no distribution paid during the six months ended August 31, 2011.

NOTE 6.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, except as noted in Note 8, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

NOTE 7.  NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

NOTE 8. SPECIAL SHAREHOLDER MEETING

On September 19, 2011, a special meeting of the shareholders of the MP63 Fund was held at the office of the Trust.  The purpose of the special meeting was to solicit shareholder approval of a new Management Agreement related to the Fund.  Shareholders of record on July 29, 2011 were entitled to vote at the meeting, either in person or by proxy.  The proposed new Management Agreement was identical in all material aspects to the existing Management Agreement, however, shareholder approval was sought because a lapse in the Adviser’s registration with the Securities and Exchange Commission had occurred on February 14, 2011, thereby terminating the existing Management Agreement.  Shareholders were also asked to approve the payment to the Adviser of the accrued, but unpaid, advisory fees from the date of the termination of the Adviser’s status as a federally registered investment adviser to the date of the approval of the Management Agreement.  At the September 19, 2011 meeting the shareholders overwhelmingly  approved the new Management Agreement and the payment of the accrued management fees from February 14, 2011 to September 19, 2011.

At the meeting a quorum of shareholders of the Fund was present either in person or by proxy, with 53.41% of the outstanding shares as of July 29, 2011 represented by proxy. The following votes were recorded:  On Proposal 1 to approve a new management agreement with Moneypaper Advisor, Inc., an affirmative vote of 1,699,279.700 shares, or 98.61%, was received and a negative vote of 23,952.934 shares, or 1.39%, was received. As a result, Proposal 1 was passed.

On Proposal 2 to approve the payment to the Advisor of advisory fees from February 14, 2011 through September 19, 2011, an affirmative vote of 1,589,165.135, or 92.22% was received and a negative vote of 134,067.499 shares, or 7.78% was received. As a result, Proposal 2 was passed.

MANAGEMENT AGREEMENT APPROVAL

At a meeting of the Board of Directors held on June 27, 2011, the Board of Directors of the MP63 Fund, including the Independent Directors, met to consider the approval of a New Management Agreement between the Fund and the Advisor.

In determining whether to approve the New Management Agreement, the  Directors considered written materials prepared by the Advisor (the “Report”) that had been provided to the Board prior to the meeting. In their deliberations, the Board considered: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the costs of the services provided and the profits to be realized by the Advisor and its affiliates under the New Management Agreement; (iv) the extent to which any economies of scale would be realized as the Fund grows; and (v) whether the fee structure under the New Management Agreement reflects these economies of scale. The following summarizes the Directors’ review process and the information on which their conclusions were based.

As to the fees and expenses paid by the Fund, the Board noted that the Advisor’s fee of 0.35% had not changed since the Old Management Agreement was adopted. A representative of Mutual Shareholder Services, the Fund's Transfer Agent, advised the Board that he acts as transfer agent for 101 funds and that in his experience, both the advisory fee and the overall expense ratio of the Fund were low compared to other equity mutual funds. Counsel to the Fund also reported that based his firm's representation of many other mutual fund clients, and participation in mutual fund board meetings involving the approval of management agreements, he had seen surveys suggesting that the average advisory fee for equity funds was in excess of 0.50%. The Advisor provided information indicating that the average expense ratio for the other approximately 1,900 funds in Morningstar's Large Cap Blend Category, which is the Fund’s Morningstar category, was 1.01% while the Fund's expense ratio was 0.89%. After discussion, the Board concluded, based on the information provided to it at this meeting as well as on the investing experience of the individual members of the Board, that the Advisor’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

As to the Fund’s performance, the Board referred to the Report, which referenced the Fund's 4-star rating by Morningstar and contained the Fund’s    returns as of June 21, 2011 for the 1-year, 3-year, 5-year and 10-year periods. The Directors noted that the Fund had underperformed the S&P 500 Total Return Index (the "S&P Index") by 0.85% for the 1-year period, but that it had outperformed the average performance of the other funds in the Morningstar Category to which it belongs (the "Category") by 0.10% and was ranked in the top 52% of funds in the Category for the 1-year period. On a longer-term basis, the Directors noted that the Fund had outperformed the S&P Index by 1.35% for the 3-year period, and had outperformed the average performance of the funds in its Category by 2.11% and was ranked in the top 15% of funds in its Category for the 3-year period. The Directors also noted that the Fund had outperformed the S&P Index by 0.47% for the 5-year period, and had outperformed the average performance of the funds in its Category by 0.84% and was ranked in the top 28% of funds in the Category for the 5-year period. Finally, the Directors noted that the Fund had outperformed the S&P Index by 1.67% for the 10-year period, and had outperformed the average performance of the funds in its Category by 1.67% and was ranked in the top 14% of funds in the Category for the 10-year period. The Board found that the Fund's performance reflected the Advisor's ability to effectively manage the Fund's assets in different market environments and provide consistent returns over the long term. The Board concluded that the Fund had performed very well under the Advisor's management.

As to the nature, extent, and quality of the services provided by the Advisor to the Fund, the Board considered that Vita Nelson and David Fish had managed the Fund's assets since its inception. The Directors reviewed the biographical information about the Advisor's key personnel. They noted that the Advisor has provided consistent investment outperformance versus the Fund's peers and benchmark, while at the same time maintaining low expenses. They also noted that the Advisor pays expenses incurred by it in connection with acting as investment adviser to the Fund, other than the costs of securities and other investments, including transaction charges for purchases or sales of those securities. Finally, the Directors noted that the Advisor’s compliance program was adequate to prevent and detect violations of the Fund’s investment policies and limitations, as stated in the Fund's prospectus, as well as federal securities laws. Despite the recent issue related to the inadvertent failure to update the Advisor’s registration, the Board expressed confidence in the steps taken by the Advisor and the Fund’s Chief Compliance Officer, which included having the Fund’s and Advisor’s compliance procedures reviewed by legal counsel for suggested changes, assigning an employee with experience in SEC and FINRA compliance to assist the Chief Compliance Officer, and having multiple individuals responsible for receiving communications from the Advisor’s regulators. Based on all these safeguards, the Directors concluded that they were satisfied with the nature, extent, and quality of the services to be provided to the Fund under the New Management Agreement.

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Directors considered the Advisor's representation that the Fund is marginally profitable based on the approximately $132,000 in advisory fees earned the previous fiscal year. The Board also noted that The Board reviewed the Advisor's current balance sheet and noted that the Advisor's expenses under the Old Management Agreement seemed reasonable when compared to the Advisor's income for the prior fiscal year. The Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund for the prior fiscal year was not excessive and that it would continue to be appropriate.

As to economies of scale, the Directors noted that the New Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Directors agreed that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. However, the Directors recognized that the Fund had not yet reached asset levels where the Advisor could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at this time.

The Directors noted that the Advisor receives no other fees related to its management of the Fund. However, the Board noted that The Moneypaper, Inc., the Advisor's parent, receives a monthly fee of $3,500 for performing certain administrative services for the Fund. Those services include (i) negotiating with and supervising the Fund's other service providers, (ii) preparing shareholder communications, including designing and preparing shareholder documents, (iii) production-related services, and (iv) maintaining the Fund’s website. The administrative fees, which by contract are not to exceed $7,500 per month, were $3,500 per month, totaling $42,000 for the last fiscal year--and have been at that level consistently since November 2007. In this regard, the Board emphasized that these fees were included in the Fund's total expense ratio, which they determined was lower than average, in part due to the efforts of The Moneypaper, Inc. The Advisor reported that it receives no soft dollars from brokerage transactions related to the Fund and does not place Fund trades through its affiliated broker-dealer. Lastly, the Advisor indicated that it was paying all the expenses associated with the shareholder meeting and that, therefore, shareholders will not bear any expenses related to the re-appointment of the Advisor.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors, by separate vote of the Independent Directors and the  entire Board of Directors, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2011 through August 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2011	August 31, 2011	March 1, 2011 to August 31, 2011

Actual	$1,000.00	$931.62	$4.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.97	$4.28

* Expenses are equal to the Fund's annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 78 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 79 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Richard Yaffa Age: 78 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 2005	President, Manhattan Products, Inc.	1	None

Interested Directors:

Vita Nelson 1,2 Age: 72 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

Principal Officers who are not Directors:

Lester Nelson 1 Age: 81 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Law Firm of Lester Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
David Fish Age: 62 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2011

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

Advisory Renewal Agreement

At a meeting of the Board of Directors held on June 27, 2011, the Board of Directors of the MP63 Fund, including the Independent Directors, met to consider the approval of a New Management Agreement between the Fund and the Advisor.

In determining whether to approve the New Management Agreement, the  Directors considered written materials prepared by the Advisor (the “Report”) that had been provided to the Board prior to the meeting. In their deliberations, the Board considered: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the costs of the services provided and the profits to be realized by the Advisor and its affiliates under the New Management Agreement; (iv) the extent to which any economies of scale would be realized as the Fund grows; and (v) whether the fee structure under the New Management Agreement reflects these economies of scale. The following summarizes the Directors’ review process and the information on which their conclusions were based.

As to the fees and expenses paid by the Fund, the Board noted that the Advisor’s fee of 0.35% had not changed since the Old Management Agreement was adopted. A representative of Mutual Shareholder Services, the Fund's Transfer Agent, advised the Board that he acts as transfer agent for 101 funds and that in his experience, both the advisory fee and the overall expense ratio of the Fund were low compared to other equity mutual funds. Counsel to the Fund also reported that based his firm's representation of many other mutual fund clients, and participation in mutual fund board meetings involving the approval of management agreements, he had seen surveys suggesting that the average advisory fee for equity funds was in excess of 0.50%. The Advisor provided information indicating that the average expense ratio for the other approximately 1,900 funds in Morningstar's Large Cap Blend Category, which is the Fund’s Morningstar category, was 1.01% while the Fund's expense ratio was 0.89%. After discussion, the Board concluded, based on the information provided to it at this meeting as well as on the investing experience of the individual members of the Board, that the Advisor’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

As to the Fund’s performance, the Board referred to the Report, which referenced the Fund's 4-star rating by Morningstar and contained the Fund’s    returns as of June 21, 2011 for the 1-year, 3-year, 5-year and 10-year periods. The Directors noted that the Fund had underperformed the S&P 500 Total Return Index (the "S&P Index") by 0.85% for the 1-year period, but that it had outperformed the average performance of the other funds in the Morningstar Category to which it belongs (the "Category") by 0.10% and was ranked in the top 52% of funds in the Category for the 1-year period. On a longer-term basis, the Directors noted that the Fund had outperformed the S&P Index by 1.35% for the 3-year period, and had outperformed the average performance of the funds in its Category by 2.11% and was ranked in the top 15% of funds in its Category for the 3-year period. The Directors also noted that the Fund had outperformed the S&P Index by 0.47% for the 5-year period, and had outperformed the average performance of the funds in its Category by 0.84% and was ranked in the top 28% of funds in the Category for the 5-year period. Finally, the Directors noted that the Fund had outperformed the S&P Index by 1.67% for the 10-year period, and had outperformed the average performance of the funds in its Category by 1.67% and was ranked in the top 14% of funds in the Category for the 10-year period. The Board found that the Fund's performance reflected the Advisor's ability to effectively manage the Fund's assets in different market environments and provide consistent returns over the long term. The Board concluded that the Fund had performed very well under the Advisor's management.

As to the nature, extent, and quality of the services provided by the Advisor to the Fund, the Board considered that Vita Nelson and David Fish had managed the Fund's assets since its inception. The Directors reviewed the biographical information about the Advisor's key personnel. They noted that the Advisor has provided consistent investment outperformance versus the Fund's peers and benchmark, while at the same time maintaining low expenses. They also noted that the Advisor pays expenses incurred by it in connection with acting as investment adviser to the Fund, other than the costs of securities and other investments, including transaction charges for purchases or sales of those securities. Finally, the Directors noted that the Advisor’s compliance program was adequate to prevent and detect violations of the Fund’s investment policies and limitations, as stated in the Fund's prospectus, as well as federal securities laws. Despite the recent issue related to the inadvertent failure to update the Advisor’s registration, the Board expressed confidence in the steps taken by the Advisor and the Fund’s Chief Compliance Officer, which included having the Fund’s and Advisor’s compliance procedures reviewed by legal counsel for suggested changes, assigning an employee with experience in SEC and FINRA compliance to assist the Chief Compliance Officer, and having multiple individuals responsible for receiving communications from the Advisor’s regulators. Based on all these safeguards, the Directors concluded that they were satisfied with the nature, extent, and quality of the services to be provided to the Fund under the New Management Agreement.

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Directors considered the Advisor's representation that the Fund is marginally profitable based on the approximately $132,000 in advisory fees earned the previous fiscal year. The Board also noted that The Board reviewed the Advisor's current balance sheet and noted that the Advisor's expenses under the Old Management Agreement seemed reasonable when compared to the Advisor's income for the prior fiscal year. The Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund for the prior fiscal year was not excessive and that it would continue to be appropriate.

As to economies of scale, the Directors noted that the New Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels. The Directors agreed that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. However, the Directors recognized that the Fund had not yet reached asset levels where the Advisor could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at this time.

The Directors noted that the Advisor receives no other fees related to its management of the Fund. However, the Board noted that The Moneypaper, Inc., the Advisor's parent, receives a monthly fee of $3,500 for performing certain administrative services for the Fund. Those services include (i) negotiating with and supervising the Fund's other service providers, (ii) preparing shareholder communications, including designing and preparing shareholder documents, (iii) production-related services, and (iv) maintaining the Fund’s website. The administrative fees, which by contract are not to exceed $7,500 per month, were $3,500 per month, totaling $42,000 for the last fiscal year--and have been at that level consistently since November 2007. In this regard, the Board emphasized that these fees were included in the Fund's total expense ratio, which they determined was lower than average, in part due to the efforts of The Moneypaper, Inc. The Advisor reported that it receives no soft dollars from brokerage transactions related to the Fund and does not place Fund trades through its affiliated broker-dealer. Lastly, the Advisor indicated that it was paying all the expenses associated with the shareholder meeting and that, therefore, shareholders will not bear any expenses related to the re-appointment of the Advisor.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors, by separate vote of the Independent Directors and the entire Board of Directors, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 7, 2011

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date November 7, 2011

* Print the name and title of each signing officer under his or her signature.